SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               -----------------

                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    February 2, 1998



                              THE LIBERTY CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  South Carolina               1-5846                      57-0507055
----------------     ------------------------  ---------------------------------
(State or other      (Commission file number)  (IRS employer identification no.)
 jurisdiction of
 incorporation)



         2000 Wade Hampton Boulevard, Greenville, South Carolina 29602
         -------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code (864) 609-8256
                                                          ---------------

ITEM 5. OTHER EVENTS.


       On February 2, 1998, The Liberty Corporation issued a news release regarding its fourth quarter and year end results. A copy of the news release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

       (99.1) News Release dated February 2, 1998 from The Liberty Corporation.


                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 5, 1998 THE LIBERTY CORPORATION



                                        By: /s/ Martha G. Williams
                                            -----------------------------------
                                                Martha G. Williams
                                                Vice President, General Counsel
                                                and Secretary

                                        By: /s/ Kenneth W. Jones
                                            -----------------------------------
                                                Kenneth W. Jones
                                                Corporate Controller

                                 EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

    (99.1)              News Release dated February 2, 1998
                        from The Liberty Corporation